Exhibit 10.1





                              AMENDMENT NO. 1

          AMENDMENT NO. 1, dated as of May 15, 1995 ("Amendment No. 1"), to the $1.8 BILLION CREDIT AGREEMENT, dated as of September 29, 1994 (the "Credit Agreement"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, and the Banks identified as Agents on the signature pages thereof, as Agents.

                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, Viacom has requested certain amendments to be made to certain provisions of the Credit Agreement; and

          WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend such provisions of such agreement.

          NOW, THEREFORE, the parties hereto agree as follows:


          SECTION 1.  Amendments.  (a)  The definition of EBIDT in Section
                      ----------
1.1 of the Credit Agreement is hereby amended by:

          (i) deleting clause (a)(ii) in its entirety and replacing it with the following:

               "(ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes)";

and

          (ii)  deleting the phrase ", less (c) Net Video Tape Purchases"
                                       ----
after the word "definition" at the end of clause (b).

          (b) Section 1.1 of the Credit Agreement is hereby amended to delete the definition of Net Video Tape Purchases.

          (c)  The definition of "Applicable Eurodollar Rate Margin" in
Section 1.1 of the Credit Agreement is hereby amended by deleting the proviso in its entirety and replacing it with the following:

               "provided, however, that if the ratings assigned by S&P and
                --------  -------
          Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

          (d) Section 3.4 (a) of the Credit Agreement is hereby amended by deleting the proviso in its entirety and replacing it with the following:

               "provided, however, that if the ratings assigned by S&P and
                --------  -------
          Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

          (e) Section 8.6 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

               "8.6.     Subsidiary Indebtedness.  The Borrower shall not
                         -----------------------
          permit any of its Subsidiaries, other than a Guarantor Subsidiary, to incur Indebtedness for borrowed money other than
          (a) the Subsidiary Loans (as defined in the July Agreements), (b) under existing facilities identified on Schedule 8.6 or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments reflected on such Schedule and (c) Indebtedness for borrowed money in the total amount of $25 million for all Subsidiaries other than a Guarantor Subsidiary."

          (f) Section 8.7 of the Credit Agreement is hereby amended by inserting the following after the words "Commercial Paper" in the parentheses:

               "and up to $500 million of Indebtedness with maturities of no less than seven years from the date such Indebtedness is incurred".


          SECTION 2.  Effectiveness.  This Amendment No. 1 will be effec-
                      -------------
tive upon the execution thereof by each of Viacom, the Guarantor Subsidiary and (i) except in the case of the amendments contained in Sections 1(c) and
(d) hereof, the Majority Banks and (ii) in the case of the amendments contained in Sections 1(c) and (d) hereof, each of the Banks.

          SECTION 3.  Representations and Warranties.  Each of the Borrower
                      ------------------------------
and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment No. 1, no Default or Event of Default shall exist or be continuing under the Credit Agreement.


          SECTION 4.  Miscellaneous.  (a) Capitalized terms used herein and
                      -------------
not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

          (c) This Amendment No. 1 shall be a Loan Document for the purposes of the Credit Agreement.

          (d) This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

          (e) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 5.  Guarantor Subsidiary Confirmation.  By signing below,
                      ---------------------------------
the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment No. 1 and confirms that the VII Guarantee remains in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                              VIACOM INC., as Borrower

                              VIACOM INTERNATIONAL INC., as
                              a Subsidiary Guarantor



                              By: /s/ Vaughn A. Clark
                                  --------------------------
                                 Name:  Vaughn A. Clark
                                 Title: Senior Vice President,
                                        Treasurer

                              Managing Agents
                              ---------------

                              THE BANK OF NEW YORK, as
                              Managing  Agent, the
                              Documentation Agent and a Bank



                              By: /s/ Geoffrey C. Brooks
                                  --------------------------
                                 Name:  Geoffrey C. Brooks
                                 Title: Vice President


                              CITIBANK, N.A., as Managing
                              Agent, the Administrative
                              Agent and a Bank



                              By: /s/ Margaret C. Ullrich
                                  --------------------------
                                Name:  Margaret C. Ullrich
                                Title: Vice President



                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as Managing Agent
                              and a Bank


                              By: /s/ Mathias Blumschein
                                  -------------------------
                                 Name: Mathias Blumschein
                                 Title: Associate

                              BANK OF AMERICA NT&SA, as
                              Managing Agent and a Bank



                              By:/s/ Amy S. Trapp
                                 -----------------------
                                 Name: Amy S. Trapp
                                 Title:  Vice President


                              Syndication Agent
                              -----------------


                              JP MORGAN SECURITIES INC., as
                              the Syndication Agent



                              By: /s/ Barbara J. Asch
                                  -------------------------
                                 Name: Barbara J. Asch
                                 Title:Vice President


                              Agents
                              ------


                              BANK OF MONTREAL, as Agent and
                              a Bank



                              By: /s/ Yvonne Bos
                                  --------------------------
                                 Name: Yvonne Bos
                                 Title:Managing Director


                              THE BANK OF NOVA SCOTIA, as
                              Agent and a Bank



                              By: /s/ Vince J. Fitzgerald
                                  --------------------------
                                 Name:  Vince J. Fitzgerald
                                 Title: Senior Relationship Mgr.

                              THE BANK OF TOKYO TRUST
                              COMPANY, as Agent and a Bank



                              By: /s/ Charles Poer
                                  -----------------------------------------
                                 Name:  Charles Poer
                                 Title: Vice President & Manager


                              BANQUE PARIBAS, as Agent and a
                              Bank



                              By: /s/ Nicole Cawley
                                  -------------------------
                                 Name: Nicole Cawley
                                 Title:Vice President


                              By: /s/ Cynthia D. Hewitt
                                  -------------------------
                                 Name:  Cynthia D. Hewitt
                                 Title: Vice President


                              BARCLAYS BANK PLC, as Agent
                              and a Bank



                              By: /s/ Michael W. Ballard
                                  --------------------------
                                 Name: Michael W. Ballard
                                 Title:Associate Director


                              THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION), as
                              Agent and a Bank



                              By: /s/ Bruce Longenkamp
                                  --------------------------
                                 Name: Bruce Longenkamp
                                 Title:Vice President

                              CHEMICAL BANK, as Agent and a
                              Bank



                              By: /s/ Mary E. Cameron
                                  --------------------------
                                 Name:  Mary E. Cameron
                                 Title: Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND
                              BRANCH, as Agent and a Bank



                              By: /s/ M. Bernadette Collins
                                  --------------------------
                                 Name: M. Bernadette Collins
                                 Title:Authorized Signature


                              THE DAI-ICHI KANGYO BANK LTD.,
                              NEW YORK BRANCH, as Agent and
                              a Bank



                              By: /s/ Shinya Wako
                                  --------------------------
                                 Name: Shinya Wako
                                 Title:Senior Vice President
                                         and Department Head


                              THE FUJI BANK, LIMITED, as
                              Agent and a Bank



                              By: /s/ Kazuaki Kitabatake
                                  --------------------------
                                 Name: Kazuaki Kitabatake
                                 Title:Joint General Manager



                              THE INDUSTRIAL BANK OF JAPAN,
                              LTD., as Agent and a Bank



                              By: /s/ Jeffrey Cole
                                  --------------------------
                                 Name: Jeffrey Cole
                                 Title:Senior Vice President

                              LTCB TRUST COMPANY, as Agent
                              and a Bank



                              By: /s/ John A. Krob
                                  --------------------------
                                 Name:  John A. Krob
                                 Title: Senior Vice President


                              MELLON BANK, N.A., as Agent
                              and a Bank



                              By: /s/ G. Luis Ashley
                                  --------------------------
                                 Name:  G. Luis Ashley
                                 Title: First Vice President


                              THE MITSUBISHI BANK, LIMITED,
                              as Agent and a Bank



                              By: /s/ Paula Mueller
                                  ----------------------
                                 Name:  Paula Mueller
                                 Title: Vice President


                              THE MITSUBISHI TRUST & BANKING
                              CORPORATION, as Agent and a
                              Bank



                              By: /s/ Patricia Loret de Mola
                                  --------------------------
                                 Name: Patricia Loret de Mola
                                 Title: Senior Vice President

                              NATIONSBANK OF TEXAS, N.A., as
                              Agent and a Bank



                              By: /s/ Chad E. Coben
                                  ----------------------
                                 Name:  Chad E. Coben
                                 Title: Vice President

                              THE NIPPON CREDIT BANK, LTD.,
                              LOS ANGELES AGENCY, as Agent
                              and a Bank



                              By: /s/ Bernardo E. Correa-Henschke
                                  ---------------------------------
                                 Name:  Bernardo E. Correa-Henschke
                                 Title: Vice President and Manager


                              ROYAL BANK OF CANADA, as Agent
                              and a Bank



                              By: /s/ Eduardo Salazar
                                  --------------------------
                                 Name:  Eduardo Salazar
                                 Title: Senior Manager


                              THE SAKURA BANK, LIMITED, as
                              Agent and a Bank



                              By:  /s/ Hiroshi Shimazaki
                                   ------------------------
                                 Name:  Hiroshi Shimazaki
                                 Title: Senior Vice President
                                          and Manager


                              THE SANWA BANK, LTD., as Agent
                              and a Bank



                              By: /s/ Dominic J. Sorresso
                                  -----------------------
                                 Name: Dominic J. Sorresso
                                 Title:Vice President


                              SOCIETE GENERALE, as Agent and a
                              Bank



                              By: /s/ Pascale Hainline
                                  ----------------------
                                 Name: Pascale Hainline
                                 Title:Vice President

                              THE SUMITOMO BANK, LIMITED, NEW
                              YORK BRANCH, as Agent and a Bank



                              By: /s/ Shuntaro Hisashi
                                  ---------------------------
                                 Name: Shuntaro Hisashi
                                 Title: Joint General Manager


                              THE TOKAI BANK, LIMITED, NEW
                              YORK BRANCH, as Agent and a Bank



                              By: /s/ Masaharu Muto
                                  ----------------------------
                                 Name: Masaharu Muto
                                 Title: Deputy General Manager


                              THE TORONTO-DOMINION BANK, as
                              Agent and a Bank



                              By: /s/ Neva Nesbitt
                                  ----------------------------
                                 Name: Neva Nesbitt
                                 Title:Manager Credit Admin.


                              UNION BANK, as Agent and a Bank



                              By: /s/ J. Kevin Sampson
                                  ---------------------------
                                 Name: J. Kevin Sampson
                                 Title:

                              UNION BANK OF SWITZERLAND, as
                              Agent and a Bank



                              By: /s/ James P. Kelleher
                                  ------------------------------
                                 Name: James P. Kelleher
                                 Title: Assistant Vice President


                              By: /s/ Peter B. Yearley
                                  ---------------------------
                                 Name: Peter B. Yearley
                                 Title: Vice President


                              CREDIT SUISSE, as Agent and a
                              Bank



                              By: /s/ Michael C. Mast
                                  ----------------------------
                                 Name:  Michael C. Mast
                                 Title: Member of Senior
                                          Management


                              By: /s/ Kristina Catlin
                                  ----------------------------
                                 Name:  Kristina Catlin
                                 Title: Associate


                              DEUTSCHE BANK AG, through its
                              New York and/or Cayman Islands
                              Branch, as Agent and a Bank



                              By: /s/ Steven M. Godeke
                                  ----------------------------
                                 Name:  Steven M. Godeke
                                 Title: Vice President



                              By: /s/ Bina R. Dabbah
                                  ---------------------------
                                 Name:  Bina R. Dabbah
                                 Title: Vice President

                              FIRST INTERSTATE BANK OF
                              WASHINGTON, N.A.



                              By:/s/ Susan Hendrixson
                                 ------------------------------------------
                                 Name:  Susan Hendrixson
                                 Title: Vice President